Exhibit 10.9

WINDY CITY INVESTMENTS HOLDINGS, L.L.C.

FORM OF CLASS A UNIT PURCHASE AGREEMENT

THIS CLASS A UNIT PURCHASE AGREEMENT (this “Agreement”) is made as of February 25, 2011, by and between Windy City Investments Holdings, L.L.C., a Delaware limited liability company (the “Company”), and the undersigned below (“Executive”). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in Section 8 hereof.

WHEREAS, Executive desires to purchase Class A Units of the Company for cash, and the Company has agreed to sell such Class A Units to Executive.

WHEREAS, the Company has agreed to effect the sale of the Class A Units and, subject to the terms and conditions set forth herein, in the LLC Agreement, the Registration Agreement, and the Unitholders Agreement, Executive has agreed to purchase such Class A Units.

NOW THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the parties hereto agree as follows:

1.                                      Sale and Purchase of Class A Units. The Company has authorized the sale and issuance to Executive of, and hereby sells and issues to Executive, the number of total Class A Units of the Company indicated on the Offering Schedule at a price per Class A Unit of $1.80 for an aggregate purchase price set forth on the Offering Schedule (the “Purchase Price”).  The Class A Units purchased pursuant to this Section 2(a) shall constitute “Purchased Units.”

(b)                                 Payment of the Purchase Price shall be made on the date hereof (the “Effective Date”) by means of any combination of a check or wire transfer of immediately available funds in an amount equal to the Purchase Price.  The sale and issuance of the Purchased Units is conditioned on the receipt in full of the Purchase Price by the Company on the Effective Date.

2.                                      Purchase Terms.  Executive, intending to be legally bound, hereby irrevocably subscribes for and purchases and accepts the Purchased Units on the terms and conditions set forth herein.  By execution of this Agreement, Executive acknowledges that the Company is relying upon the accuracy and completeness of the representations and warranties of Executive contained herein in complying with its obligations under the Securities Act and similar state securities laws.  Executive acknowledges that it is a condition to the Company’s issuance of the Purchased Units that Executive become a party to the LLC Agreement, the Unitholders Agreement, and the Registration Agreement simultaneous with the execution of this Agreement, unless the Executive is already a party to such agreements.

(b)                                 It is understood and agreed that the Class A Units are currently uncertificated.  Until a Liquidity Event, any certificates evidencing Class A Units (if such Class A Units become certificated) shall be held by the Company for the benefit of Executive and the other holder(s) of Class A Units, if any.  Any certificates evidencing Class A Units held by

Executive or Executive’s Permitted Transferee shall be delivered by Executive to the Company, together with appropriate irrevocable unit powers undated and duly executed in blank sufficient to transfer title thereto upon the occurrence of a Liquidity Event other than an IPO or otherwise upon a repurchase of such Units hereunder.  Upon the occurrence of a Liquidity Event other than an IPO, the Company shall either (i) return to the record holders thereof any certificates representing the Units, together with unit powers previously delivered by Executive, or (ii) deliver to the record holders of the Class A Units all proceeds received by the Company from the transfer of the Class A Units in connection with such Liquidity Event.  Upon the occurrence of an IPO, the Company shall return to the record holders thereof any certificates representing public stock, together with unit powers previously delivered by Executive.

3.                                      Representations and Warranties of the Company.  As a material inducement to Executive to enter into this Agreement and purchase the Purchased Units, the Company hereby represents and warrants to Executive that:

(a)                                 Organization.  The Company is a limited liability company duly organized and validly existing under the laws of the State of Delaware.

(b)                                 Authorization; No Breach.  The execution, delivery and performance of this Agreement have been duly authorized by the Company.  The execution, delivery and performance of this Agreement and the consummation of the transactions provided for herein will not result in the breach of any of the terms and provisions of, or constitute a default under, or conflict with, or cause any acceleration of any other obligation of the Company.

(c)                                  Capital of the Company.  The outstanding equity interests of the Company as of February 16, 2011 consist of approximately the number set forth in the Offering Summary delivered to Executive (the “Offering Summary”).  The Company is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of its equity interests or any warrants, options or other rights to acquire its equity interests, except pursuant to the LLC Agreement, the Registration Agreement, the Unitholders Agreement and the Equity Plans (as defined in the Offering Summary).  All of the Company’s outstanding Units, including the Units issued hereunder, are validly issued.

4.                                      Executive’s Representations and Warranties.  In connection with the purchase and sale of the Purchased Units hereunder, Executive hereby represents and warrants to the Company that:

(a)                                 Executive’s Investment Representations.  Executive hereby represents that he, she or it is acquiring the Purchased Units to be acquired by him, her or it hereunder for his, her or its own account with the present intention of holding such securities for investment purposes and that he, she or it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state or foreign securities laws. Executive acknowledges that the Units have not been registered under the Securities Act or applicable state or foreign securities laws and that the Units will be issued to Executive in reliance on exemptions from the registration requirements of the Securities Act and applicable state and foreign statutes and in reliance on Executive’s representations and agreements contained herein and in the LLC Agreement.

(b)                                 No Conflict.  The execution, delivery and performance by Executive of this Agreement and the consummation of the transactions contemplated hereby, do not and will not (with or without the giving of notice, the lapse of time, or both) result in a violation or breach of, conflict with, cause increased liability or fees, or require approval, consent or authorization under (i) any Legal Requirements applicable to Executive or (ii) any contract to which Executive is a party or by which Executive or any of its properties or assets may be bound or affected.

(c)                                  Other Representations and Warranties of Executive.  Executive hereby further represents and warrants to the Company that:

(i)                                     Executive is an officer or employee of Nuveen or one of its Subsidiaries;

(ii)                                  Executive acknowledges that this Agreement has been executed and delivered, and the Purchased Units have been issued hereunder, in connection with and as a part of the compensation and incentive arrangements between the Company and Executive;

(iii)                               Executive has had an opportunity to ask questions and receive answers concerning the terms and conditions of the Purchased Units to be acquired by him, her or it hereunder and has had full access to such other information concerning the Company (including access to the Company’s Certificate, the LLC Agreement, the Unitholders Agreement, and an Offering Summary (including exhibits thereto)) as Executive may have requested in making his, her or its decision to invest in the Purchased Units being issued hereunder;

(iv)                              Executive is an “accredited investor” as defined in Rule 501(a) under the Securities Act and/or has, by reason of his or her business and financial experience and the business and financial experience of those retained by him or her such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of holding the Purchased Units such that Executive is sophisticated as contemplated by Rule 506(b)(2)(ii) under the Securities Act;

(v)                                 Executive is able to bear the economic risk and lack of liquidity of an investment in the Company and is able to bear the risk of loss of his, her or its entire investment in the Company, and Executive fully understands and agrees that he, she or it may have to bear the economic risk of his, her or its purchase for an indefinite period of time because, among other reasons, the Purchased Units have not been registered under the Securities Act or under the securities laws of any state or foreign nation and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of certain states or foreign nations or unless an exemption from such registration is available;

(vi)                              Executive acknowledges that the Purchased Units are subject to the restrictions contained in the LLC Agreement, the Unitholders Agreement, and the

Registration Agreement, and Executive has received and reviewed a copy of the LLC Agreement, the Unitholders Agreement, and the Registration Agreement;

(vii)                           Executive will not sell or otherwise transfer Purchased Units without registration under the Securities Act (and any applicable federal, state and foreign securities laws) or an exemption therefrom, and provided there exists such a registration or exemption, any transfer of Purchased Units by Executive or subsequent holders of Purchased Units will be in compliance with the provisions of this Agreement, the LLC Agreement, the Registration Agreement and the Unitholders Agreement;

(viii)                        Executive acknowledges that any certificate representing Purchased Units shall include such legend(s) as the Company determine are necessary or advisable;

(ix)                              Executive has all requisite legal capacity and authority and all material authorizations necessary to carry out the transactions contemplated by this Agreement, the LLC Agreement, the Registration Agreement and the Unitholders Agreement; and the execution, delivery and performance of this Agreement, the LLC Agreement, the Registration Agreement, the Unitholders Agreement and all other agreements contemplated hereby and thereby to which Executive is a party and the purchase of the Purchased Units hereunder have been duly authorized by Executive;

(x)                                 Executive has relied on the advice of, or has consulted with, only his, her or its own legal, financial and tax advisors and the determination of Executive to acquire the Purchased Units pursuant to this Agreement has been made by Executive independent of any statements or opinions as to the advisability of such acquisition or as to the properties, business, prospects or condition (financial or otherwise) of the Company which may have been made or given by any other Person (including all Persons acquiring Purchased Units on the date hereof) or by any agent or employee of such Person and independent of the fact that any other Person has decided to become a unitholder of the Company; and

(xi)                              Executive is not acquiring the Purchased Units as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine, internet publication or similar media or broadcast over television, radio or the internet or presented at any seminar or meeting, or any solicitation of a subscription by a Person not previously known to Executive in connection with investments in securities generally.

(d)                                 Additional Acknowledgements.  As an inducement to the Company to issue the Purchased Units to Executive and as a condition thereto, Executive hereby acknowledges and agrees that:

(i)                                     Neither the issuance of the Purchased Units to Executive nor any provision contained in this Agreement, the LLC Agreement, the Registration Agreement or the Unitholders Agreement shall entitle Executive to remain in the employment of the

Company and/or any of its Subsidiaries or affect the right of the Company and/or any of its Subsidiaries to terminate Executive’s employment at any time; and

(ii)                                  Except as required under the LLC Agreement, the Registration Agreement, the Unitholders Agreement or applicable law, the Company shall have no duty or obligation to disclose to Executive, and Executive shall have no right to be advised of, any material information regarding the Company and its Subsidiaries at any time.

5.                                      Compensatory Arrangements; Rule 701 Exemption. The Company and Executive hereby acknowledge and agree that this Agreement has been executed and delivered, and the Purchased Units have been issued hereunder, in connection with and as a part of the compensation and incentive arrangements between the Company and any of its Subsidiaries and Executive. Each of the Units granted hereunder is intended to qualify for an exemption from the registration requirements under the Securities Act, pursuant to Rule 701 (the “Exemption”) and under similar exemptions under applicable state securities laws. In the event that any provision of this Agreement would cause the Units granted hereunder to not qualify for the Exemption or any other applicable such exemption from registration under the Securities Act, Executive and the Company agree that this Agreement shall be deemed automatically amended to the extent necessary to cause the Units to qualify for the Exemption.

6.                                      Restrictions Generally. The Class A Units are subject to the provisions of the Unitholders Agreement, the Registration Agreement and LLC Agreement which provide, among other things, restrictions on transfer, certain drag-along and tag-along rights, holdback provisions, and repurchase rights on the Class A Units held by Executive. The Company acknowledges that certain limited transfers to Permitted Transferees are permissible, as further detailed in the Unitholders Agreement and the LLC Agreement.

7.                                      Additional Transfer Restrictions. Restrictive Legend.  Any certificates representing the Class A Units shall bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE PROVISIONS, AND CERTAIN OTHER AGREEMENTS SET FORTH IN A CLASS A UNIT PURCHASE AGREEMENT BETWEEN THE COMPANY AND EXECUTIVE DATED AS OF FEBRUARY 25, 2011, AND A SECOND AMENDED AND RESTATED UNITHOLDERS AGREEMENT DATED AS OF OCTOBER 11, 2010, COPIES OF WHICH MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY’S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE.”

(b)                                 Transfer of Class A Units.  Prior to the Transfer of any Class A Units (other than pursuant to a Public Sale or a Sale of the Company) to any Person, the Transferring holder of Class A Units subject to this Agreement shall cause the prospective Transferee to be bound by this Agreement, the LLC Agreement, the Registration Agreement and the Unitholders Agreement and to execute and deliver to the Company and the other unitholders of the Company a counterpart of or joinder to the LLC Agreement, the Registration Agreement and the Unitholders Agreement as a condition to the effectiveness of such Transfer. Upon the execution and delivery of such counterpart or joinder by such Person, subject to the requirements of the LLC Agreement, such Person’s acquired Class A Units shall be “Class A Units” under this Agreement.

(c)                                  Opinion of Counsel. No holder of Purchased Units may Transfer any Purchased Units (except pursuant to an effective registration statement under the Securities Act) without first delivering to the Company an opinion of counsel reasonably acceptable in form and substance to the Company that registration under the Securities Act or any applicable state securities law is not required in connection with such transfer; provided that in the case of a Transfer to a Permitted Transferee such opinion will be required only if reasonably requested by the Company.

8.                                      Definitions. For the purposes of this Agreement, the following terms have the meanings set forth below:

“Act” means the Delaware Limited Liability Company Act, 6 Del. L. § 18-101, et seq., as it may be amended from time to time, and including any successor statute.

“Affiliate” has the meaning given such term in the LLC Agreement.

“Board” means the Board of Managers of the Company.

“Class A Units” has the meaning given such term in the LLC Agreement.

“Executive” has the meaning set forth in the preamble.

“Investor Member” has the meaning given such term in the LLC Agreement.

“IPO” has the meaning given such term in the LLC Agreement.

“Legal Requirement” means any law, treaty, statute, code, ordinance, decree, administrative order, constitution, permit, directive, policy, standard, rule, building, zoning, subdivision, health and safety and other land use laws, regulation, or requirement of any government entity and all judicial, quasi-judicial, administrative, quasi-administrative and arbitral judgments, orders (including injunctions) decisions or awards of any government entity, including general principles of common law, civil law and equity, in each case having the force of law and binding on Executive, any property or his assets.

“Liquidity Event” has the meaning given such term in the LLC Agreement as of the date hereof, and for purposes of the definition as used in this Agreement, subject to amendment only as provided in Section 10(l) this Agreement.

“LLC Agreement” means the Company’s Third Amended and Restated Limited Liability Company Agreement as of the Effective Date (as the same may hereafter be amended, supplemented or otherwise modified from time to time in accordance with its terms).

“New Restatement Date” has the meaning given such term in the LLC Agreement.

“Nuveen” means Nuveen Investments, Inc., a Delaware corporation.

“Offering Schedule” means that Windy City Investments Holdings, L.L.C. Offering Schedule entered into by Executive.

“Permitted Transferee” has the meaning given such term in the Unitholders Agreement.

“Person” means any individual, partnership, corporation, association, joint stock company, trust, joint venture, limited liability company, unincorporated organization, governmental entity or department, agency or political subdivision thereof.

“Public Sale” has the meaning given to the term in the LLC Agreement.

“Sale of the Company” has the meaning given such term in the LLC Agreement.

“Registration Agreement” has the meaning given such term in the LLC Agreement.

“Securities Act” means the Securities Act of 1933, as amended from time to time and any successor statute, and any rules or regulations promulgated thereunder.

“Subsidiary” has the meaning given such term in the LLC Agreement.

“Transfer” has the meaning given such term in the LLC Agreement.

“Unit” has the meaning given such term in the LLC Agreement.

“Unitholders Agreement” means that certain Second Amended and Restated Unitholders Agreement, as amended, supplemented or otherwise modified from time to time in accordance with its terms, between the Company and certain of its unitholders.

9.                                      Notices.  Any notice provided for in this Agreement must be in writing and must be personally delivered, sent by telecopy with original to follow by overnight courier service, by first class mail (postage prepaid and return receipt requested) or reputable overnight courier service (charges prepaid) to the recipient at the addresses indicated below:

Notices to the Company:

Windy City Investments Holdings, L.L.C.

c/o Madison Dearborn Partners

Three First National Plaza

38th Floor

Chicago, Illinois 60602

Facsimile:  (312) 895-1056

Telephone: (312) 895-1000

Attention: General Counsel

with copies to (which shall not constitute notice):

Madison Dearborn Capital Partners

Three First National Plaza

38th Floor

Chicago, Illinois 60602

Facsimile:  (312) 895-1056

Telephone: (312) 895-1000

Attention: General Counsel

and

Kirkland & Ellis LLP

300 North LaSalle Street

Chicago, IL 60654

Facsimile:  (312) 861-2200

Telephone: (312) 861-2000

Electronic mail: rporter@kirkland.com

Attention:  Richard W. Porter, P.C.

Notices to Executive:

At the Executive’s address provided on the signature page hereto.

with copies to (which shall not constitute notice):

Winston & Strawn LLP

35 West Wacker Drive

Chicago, IL 60601

Facsimile: (312) 558-5700

Telephone: (312) 558-5600

Electronic mail: sgavin@winston.com

Attention: Steven J. Gavin

or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.  Any notice under this Agreement shall be deemed to have been given when so delivered or, if sent by telecopy the day of receipt, or if mailed, three days after deposit in the U.S. mail (return receipt requested) and one day after deposit with a reputable overnight courier service.

10.                                       General Provisions.

(a)                                         Transfers in Violation of Agreement.  Any Transfer or attempted Transfer of any Units in violation of any provision of this Agreement, the LLC Agreement, or the Unitholders Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Units as the owner of such Units for any purpose.

(b)                                         Irrevocability; Binding Effect on Successors and Assigns.  Executive hereby acknowledges and agrees that, except as provided under applicable federal state, or foreign securities laws, the purchase hereunder is irrevocable, that Executive is not entitled to cancel, terminate or revoke this Agreement, the LLC Agreement, the Unitholders Agreement or any agreements of Executive hereunder, and that this Agreement, the LLC Agreement, the Unitholders Agreement and such other agreements shall survive the death or disability of Executive and the merger, consolidation or other reorganization of the Company and shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, successors, legal representatives and assigns.  If Executive is more than one person, the obligations of Executive hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his, her or its heirs, executors, administrators, successors, legal representatives, and assigns (including subsequent holders of Units).  The agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon the Company and its successors and assigns (including the surviving corporation to any merger or other reorganization of the Company).

(c)                                          Survival of Covenants, Representations and Warranties.  All covenants, representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement, the LLC Agreement, and the Unitholders Agreement and the consummation of the transactions contemplated hereby and thereby.

(d)                                         Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(e)                                          Complete Agreement.  This Agreement, the LLC Agreement, the Unitholders Agreement, the Registration Agreement and those documents expressly referred to herein embody the complete agreement and understanding among the parties with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

(f)                                           Counterparts.  This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

(g)                                          Descriptive Headings; Interpretation.  The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

(h)                                         No Strict Construction.  The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their collective mutual intent, and no rule of strict construction shall be applied against any person.  The term “including” as used herein shall be by way of example, and shall not be deemed to constitute a limitation of any term or provision contained herein.  Each defined term used in this Agreement has a comparable meaning when used in its plural or singular form.

(i)                                             Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits hereto shall be governed by the internal law, and not the law of conflicts, of the State of Delaware.

(j)                                            WAIVER OF JURY TRIAL.  AS A SPECIFICALLY BARGAINED FOR INDUCEMENT FOR EACH OF THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT (AFTER HAVING THE OPPORTUNITY TO CONSULT WITH COUNSEL), EACH PARTY HERETO EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS AGREEMENT OR THE MATTERS CONTEMPLATED HEREBY.

(k)                                         Remedies.  Each of the parties to this Agreement shall be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including reasonable attorney’s fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor.  The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

(l)                                             Amendment and Waiver.  The provisions of this Agreement may be amended and waived with the prior consent of the Board (on behalf of the Company and the Investor Members) and the holders of a majority of the Class A Units issued pursuant to all Class A Purchase Agreements, including this Agreement, entered into between the Company and any Executive; provided that if such amendment or waiver would disproportionately and adversely affect the rights of an Executive (or group of Executives) as compared to other Executives (or group of Executives), such waiver and amendment will require the consent of such adversely affected Executive (or group of Executives).

(m)                                     Community Property.  If, as of the date hereof, Executive is lawfully married and Executive’s address or the permanent residence of Executive’s spouse is located in a community property jurisdiction, Executive’s spouse shall execute and deliver to the Company on the Effective Date the Consent in the form of Exhibit A attached hereto.

(n)                                         Third-Party Beneficiary.  The Company and Executive acknowledge that each of the Investor Members is a third-party beneficiary under this Agreement and that the Investor Members can enforce the provisions of this Agreement intended for the Investor Members’ benefit.

(o)                                         Consent to Jurisdiction.  Each party to this Agreement, by its execution hereof, (a) hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Illinois for the purpose of any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof, (b) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, and agrees not to allow any of its Permitted Transferees to assert, by way of motion, as a defense or otherwise, in any such action, any claim that they are not subject personally to the jurisdiction of the above-named courts, that their property is exempt or immune from attachment or execution, that any such proceeding brought in one of the above named courts is improper, or that this Agreement or the subject matter hereof or thereof may not be enforced in or by such court and (c) hereby agrees not to commence or maintain any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof or thereof other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation to any court other than one of the above-named courts whether on the grounds of inconvenient forum or otherwise.  Notwithstanding the foregoing, any party to this Agreement may commence and maintain an action to enforce a judgment of any of the above-named courts in any court of competent jurisdiction.

*    *    *    *    *

IN WITNESS WHEREOF, the parties hereto have executed this Class A Unit Purchase Agreement on the date first written above.

[Executive]

[Signature]

[State of Residence]

WINDY CITY INVESTMENTS HOLDINGS, L.L.C.

By:
Name:
Its:

Signature Page to Class A Unit Purchase Agreement

EXHIBIT A

SPOUSAL CONSENT

The undersigned spouse of Executive hereby acknowledges that I have read the foregoing Class A Unit Purchase Agreement executed by Executive as of the date hereof and that I understand its contents.  I am aware that the foregoing Class A Unit Purchase Agreement provides for the sale or repurchase of my spouse’s Class A Units under certain circumstances and/or imposes other restrictions on such securities (including, without limitation, restrictions on transfer).  I agree that my spouse’s interest in these securities is subject to these restrictions and any interest that I may have in such securities shall be irrevocably bound by these agreements and further, that my community property interest, if any, shall be similarly bound by this Agreement.

Date: , 2011

Spouse’s Name:

Date: , 2011

Witness’ Name:

A-1